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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K



                                    CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 December 24, 1999
                  --------------------------------------------------
                   Date of Report (Date of earliest event reported)


                                    VDI MULTIMEDIA
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


               California             000-21917            95-4272619
            -----------------      ----------------    ------------------
             (State or other       Commission File       (IRS Employer
              jurisdiction             Number          Identification No.)
            or incorporation)


          7083 Hollywood Boulevard, Suite 200, Hollywood, California  90028
          -----------------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)


                                    (323) 957-7990
          -----------------------------------------------------------------
                  Registrant's telephone number, including area code


                                    Not Applicable
          -----------------------------------------------------------------
            (Former name or former address, if changed since last report.)


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Item 5.   OTHER EVENTS.

          On December 24, 1999, VDI MultiMedia, a California corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of December 24, 1999, among the Company, VDI MultiMedia, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and VMM Merger Corp., a Delaware corporation and an affiliate of Bain Capital, Inc. A copy of the press release announcing the transaction is attached hereto as Exhibit
99.1 and incorporated herein by this reference. A copy of the Agreement and Plan of Merger, dated as of December 24, 1999, among the Company, VDI MultiMedia, Inc. and VMM Merger Corp. is attached hereto as Exhibit 2.1 and is incorporated herein by this reference. To induce VMM Merger Corp. to enter into the Agreement and Plan of Merger, R. Luke Stefanko and Julia Stefanko entered into a Shareholders Agreement with VMM Merger Corp. The Shareholders Agreement, dated as of December 24, 1999, among VMM Merger Corp., R. Luke Stefanko and Julia Stefanko, is incorporated herein by reference to the
Schedule 13D of VMM Merger Corp., Bain Capital Fund VI, L.P., Bain Capital Partners VI, L.P. and Bain Capital Investors VI, Inc., filed with the Securities and Exchange Commission on January 3, 2000.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

2.1 Agreement and Plan of Merger, dated as of December 24, 1999, among VDI MultiMedia, VDI MultiMedia, Inc. and VMM Merger Corp.

2.2 Shareholders Agreement, dated as of December 24, 1999, among VMM Merger Corp., R. Luke Stefanko and Julia Stefanko (incorporated by reference to the Schedule 13D of VMM Merger Corp., Bain Capital
          Fund VI, L.P., Bain Capital Partners VI, L.P. and Bain Capital Investors VI, Inc., filed with the Securities and Exchange Commission on January 3, 2000).

99.1      Press Release issued by the Company on December 27, 1999.



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 11, 2000

                              VDI MULTIMEDIA


                              By:  /s/ Donald R. Stine
                                   -------------------------------
                                   Name:     Donald R. Stine
                                   Title:    President



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                                    EXHIBIT INDEX


Exhibit
   No.         Description of Exhibit
-------        ----------------------

2.1 Agreement and Plan of Merger, dated as of December 24, 1999, among VDI MultiMedia, VDI MultiMedia, Inc. and VMM Merger Corp.

2.2            Shareholders Agreement, dated as of December 24, 1999, among
               VMM Merger Corp., R. Luke Stefanko and Julia Stefanko (incorporated by reference to the Schedule 13D of VMM Merger Corp., Bain Capital Fund VI, L.P., Bain Capital Partners VI, L.P. and Bain Capital Investors VI, Inc., filed with the Securities and Exchange Commission on January 3, 2000).

99.1           Press Release issued by the Company on December 27, 1999.


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